Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of June 11, 2013 (this “Amendment”), to the CREDIT AGREEMENT, dated as of August 20, 2010, amended and restated as of March 31, 2011 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation, ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (individually and collectively, the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Required Lenders approve certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, pursuant to such request, the Required Lenders are willing to consent to such amendments on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Section 1.01 (Defined Terms).

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“CFC Domestic Subsidiary”: any Domestic Subsidiary that is owned by a Foreign Subsidiary that is a Controlled Foreign Corporation.

“Convertible Securities”: any Indebtedness of the Borrower or any Subsidiary of the Borrower or preferred stock of the Borrower that is or will become, upon the occurrence of certain specified events or after the passage of a specified amount of time, convertible into or exchangeable for Capital Stock of the Borrower or any Subsidiary of the Borrower, cash or any combination thereof.

“Permitted Equity Derivative Instruments”: any call options or forward purchase contracts (or similar instruments) relating to the Capital Stock of the Borrower or any Subsidiary of the Borrower (or the cash value thereof), any share loan agreements or similar arrangements (for the lending of Capital Stock by the Borrower or any Subsidiary of the Borrower to any underwriter or third party) and any warrants to purchase or otherwise acquire any Capital Stock of the Borrower or any Subsidiary of the Borrower (or the cash value thereof), in each case purchased, entered into or issued contemporaneously or otherwise in connection with the issuance of Convertible Securities and any instrument entered into in connection with any “unwind” of any of the foregoing;

provided that, with respect to any such issuance of Convertible Securities, the aggregate cash consideration paid by the Borrower and its Subsidiaries for Permitted Equity Derivative Instruments acquired, entered into or issued in connection therewith (net of any proceeds received by the Borrower and its Subsidiaries for the sale or issuance of any Permitted Equity Derivative Instruments entered into or issued in connection therewith) shall not exceed $40,000,000.

“Specified Change in Control”: a “change in control” or “fundamental change” (or any other defined term having a similar purpose), as defined in any indenture or other instrument governing any Convertible Securities.

(b) The definition of “Capital Stock” is hereby amended by adding the following text immediately prior to the “.” at the end thereof:

“and any and all securities convertible into or exchangeable into any of the foregoing (but excluding, for the avoidance of doubt, Indebtedness convertible into or exchangeable for any of the foregoing)”

(c) The definition of “Change in Control” is hereby amended by (i) deleting the word “or” immediately preceding clause (b) thereof and substituting “,” in lieu thereof and (ii) inserting the following immediately prior to the “.” at the end thereof:

“or (c) Specified Change in Control if the holders of the related Convertible Securities holding more than $25,000,000 thereof elect to put such Convertible Securities to the Borrower”

(d) The definition of “EBIT” is hereby amended by (i) deleting the word “and” immediately preceding clause (e) thereof and substituting “;” in lieu thereof and (ii) inserting the following new clauses (f) and (g) before the last proviso therein:

“(f) any transaction fees and expenses incurred by the Borrower or any of its Subsidiaries in connection with any Convertible Securities and/or any Permitted Equity Derivative Instruments which have been paid in cash during such period (provided that, for the avoidance of doubt, the amount permitted to be added back pursuant to this clause (f) shall not include any cash consideration paid by the Borrower and its Subsidiaries in respect of any Permitted Equity Derivative Instruments); and (g) any write-off of capitalized debt issuance costs associated with Indebtedness (including the Loans) during such period”

(e) The definition of “EBITDA” is hereby amended by (i) deleting the word “and” immediately preceding clause (e) thereof and substituting “;” in lieu thereof and (ii) inserting the following new clauses (f) and (g) before the last proviso therein:

“(f) any transaction fees and expenses incurred by the Borrower or any of its Subsidiaries in connection with any Convertible Securities and/or any Permitted Equity Derivative Instruments which have been paid in cash during such period (provided that, for the avoidance of doubt, the amount permitted to be added back pursuant to this clause (f) shall not include any cash consideration paid by the Borrower and its Subsidiaries in respect of any Permitted Equity Derivative Instruments); and (g) any write-off of capitalized debt issuance costs associated with Indebtedness (including the Loans) during such period”

(f) The definition of “Excluded Property” is hereby amended by inserting immediately preceding the text “and (ix)” the phrase “and all assets of any CFC Domestic Subsidiary”.

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(g) The definition of “Indebtedness” is hereby amended by adding the following as the last sentence of such definition:

“Notwithstanding anything to the contrary set forth herein, in no event shall any Permitted Equity Derivative Instruments or obligations thereunder constitute Indebtedness under this Agreement.”

(h) The definition of “Subsidiary Guarantor” is hereby amended by adding immediately after the phrase “any Foreign Subsidiary” the phrase “or CFC Domestic Subsidiary”.

3. Amendment to Section 4.17 (Use of Proceeds). Section 4.17 of the Credit Agreement is hereby amended by amending and restating the language in the parentheses at the end thereof as follows:

“including the financing of Permitted Acquisitions, the refinancing of Indebtedness (including the seller notes and deferred purchase price obligations incurred in connection with the acquisition of dbMotion, Ltd.) to the extent not prohibited by Section 7.9, and to make Restricted Payments to the extent permitted by Section 7.6”

4. Amendment to Section 6.10 (Additional Collateral, etc.). Section 6.10 of the Credit Agreement is here by amended by (i) deleting the phrase “or otherwise not constituting Excluded Property” in clause (b) thereof, (ii) deleting the text of clause (y) of the second parenthetical of clause (b) thereof and substituting in lieu thereof the phrase “Excluded Property” and (iii) inserting immediately after the phrase “other than a Foreign Subsidiary” in the first parenthetical of clause (c) thereof the phrase “or CFC Domestic Subsidiary”.

5. Amendment to Section 7.2 (Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (i) thereof, (ii) deleting the “.” at the end of clause (i) thereof and substituting “; and” in lieu thereof and (iii) inserting the following section (j):

“(j) additional Indebtedness of the Borrower or any of its Subsidiaries in respect of Convertible Securities in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $350,000,000; provided that the Net Cash Proceeds thereof (for the avoidance of doubt, after deducting any proceeds used by the Borrower or any Subsidiary thereof to purchase or otherwise acquire any Permitted Equity Derivative Instrument contemporaneously or otherwise in connection with the issuance of such Convertible Securities) shall be applied within ten (10) Business Days after the date of such issuance or incurrence toward the prepayment of Term Loans (with such application of proceeds to be in accordance with the provisions of Sections 2.11(e) (as if such prepayment were required pursuant to Section 2.11(b)) and 2.17(b)).”

6. Amendment to Section 7.6 (Restricted Payments). Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (e) thereof, (ii) deleting the “.” at the end of clause (e) thereof and substituting “; and” in lieu thereof and (iii) inserting the following section (f):

“(f) the Borrower may purchase and settle, and acquire any Capital Stock (or the cash value thereof) pursuant to, and otherwise perform its obligations under, any Permitted Equity Derivative Instruments.”

7. Amendment to Section 7.8 (Investments). Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (q) thereof, (ii) deleting the “.” at the end of clause (q) thereof and substituting “; and” in lieu thereof and (iii) inserting the following section (r):

“(r) Investments consisting of Permitted Equity Derivative Instruments. For the avoidance of doubt, the purchase by a Group Member of any Capital Stock, bonds, notes, debentures or other debt securities issued by such Group Member shall not be deemed to be an investment under this Section 7.8.”

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8. Amendment to Section 7.9 (Optional Payments and Modifications of Certain Debt Instruments). Section 7.9 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“For the avoidance of doubt, no Indebtedness (including Indebtedness which constitutes Convertible Securities) shall be deemed to be “subordinated Indebtedness” for purposes of this Section 7.9 except to the extent such Indebtedness is expressly subordinated in right of payment to the Obligations.”

9. Amendment to Section 7.12 (Swap Agreements). Section 7.12 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding clause (b) thereof and substituting “,” in lieu thereof and (ii) adding the following text immediately prior to the “.” at the end there of:

“and (c) Permitted Equity Derivative Instruments”

10. Amendment to Section 8 (Events of Default). Section 8(e) of the Credit Agreement is hereby amended by (i) inserting “(A)” immediately after the text “provided, that” thereof and (ii) adding the following text immediately prior to the text “; or” at the end thereof:

“and (B) neither (i) the Convertible Securities becoming convertible or exchangeable by their terms, (ii) the conversion or exchange thereof nor (iii) less than an aggregate principal amount of $25,000,000 of the Convertible Securities becoming due prior to their stated maturity in accordance with their terms (other than as a result of a default under the terms of such Convertible Securities), in each case, whether for or into Capital Stock of the Borrower or any Subsidiary of the Borrower, cash or any combination thereof, shall constitute a Default or an Event of Default pursuant to this paragraph (e)”

11. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) Amendment. The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, the Required Lenders and the Administrative Agent.

(b) Acknowledgement and Consent. The Administrative Agent shall have received an executed Acknowledgement and Confirmation, in the form attached hereto as Annex A, from an authorized officer of each Loan Party.

(c) Representations and Warranties and No Default. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2 of the Credit Agreement as of such date.

(d) Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

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12. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

13. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

14. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.18 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

15. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By	/s/ Richard J. Poulton
	Name:	Richard J. Poulton
	Title:	Chief Financial Officer

ALLSCRIPTS HEALTHCARE, LLC

By	/s/ Richard J. Poulton
	Name:	Richard J. Poulton
	Title:	Chief Financial Officer

[Allscripts Amendment]

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent and as a Lender

By	/s/ Sabir Hashmy
	Name:	Sabir Hashmy
	Title:	Sr. Vice President

[Allscripts Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Jaime Sussman
	Name:	Jaime Sussman
	Title:	VP

[Allscripts Amendment]

Mizuho Corporate Bank, Ltd., as a Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Allscripts Amendment]

US Bank National Association, as a Lender

By:	/s/ Michael West
	Name:	Michael West
	Title:	Vice President

[Allscripts Amendment]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ David J. Sanchez
	Name:	David J. Sanchez
	Title:	Authorized Signor

[Allscripts Amendment]

TD BANK, N.A., as a Lender

By:	/s/ Ms. Shreya Shah
	Name:	Ms. Shreya Shah
	Title:	Senior Vice President

[Allscripts Amendment]

FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher
Nathaniel E. Sher
Vice President

[Allscripts Amendment]

COMPASS BANK, as a Lender

By:	/s/ Charles Randolph
	Name:	Charles Randolph
	Title:	Senior Vice President

[Allscripts Amendment]

Bank of America, N.A., as a Lender

By:	/s/ Suzanne B. Smith
	Name:	Suzanne B. Smith
	Title:	Senior Vice President

[Allscripts Amendment]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Kim Puszczewicz
	Name:	Kim Puszczewicz
	Title:	Vice President

[Allscripts Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Senior Vice President

[Allscripts Amendment]

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

/s/ Benjamin South
Benjamin South
Vice President

[Allscripts Amendment]

Citibank, N.A., as a Lender

By:	/s/ Islam Zafar Khan

	Name:	Islam Zafar Khan
	Title:	Vice President

[Allscripts Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ John Cappellari
	Name:	John Cappellari
	Title:	Director

[Allscripts Amendment]

RBS CITIZENS, N.A., as a Lender

By:	/s/ Lisa A. Garling
	Name:	Lisa A. Garling
	Title:	Vice President

[Allscripts Amendment]

First Tennessee Bank, National Association, as a Lender

By:	/s/ James H. Moore, Jr.

	Name:	James H. Moore, Jr.

	Title:	Senior Vice President

Allscripts Amendment

UNION BANK, N.A., as a Lender

By:	/s/ Sarah Willett
	Name:	Sarah Willett
	Title:	VP

[Allscripts Amendment]

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Senior Vice President

[Allscripts Amendment]

ANNEX A

ACKNOWLEDGEMENT AND CONFIRMATION

Each of the parties hereto hereby acknowledges and consents to the Second Amendment, dated as of June     , 2013 (the “Amendment”), to the Credit Agreement, dated as of August 20, 2010 and amended and restated as of March 31, 2011 (as amended, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Credit Agreement), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation, ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company, the several banks and other financial institutions or entities from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent, and agrees with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgement and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgement and Confirmation by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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[LOAN PARTIES]

By
Name:
Title: